Exhibit 10.6
COPYRIGHT SECURITY AGREEMENT
This Agreement, dated as of April 29, 2008, is made by GLOBAL EMPLOYMENT HOLDINGS, INC., a Delaware corporation (the “Debtor”), having a mailing address at 10375 Park Meadows Drive, Suite 375, Lone Tree, Colorado 80124, for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Secured Party”), acting through its WELLS FARGO BUSINESS CREDIT operating division, having a place of business at Wells Fargo Center, MAC C7300-210, 1740 Broadway, Denver, Colorado 80274.
The Debtor is the owner of all of the copyrighted works, registrations, and applications for registration described in Schedule A hereto.
The Debtor has executed a guaranty, dated as of the date hereof, in favor of the Secured Party (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), guaranteeing the obligations of the following Persons under a Credit and Security Agreement dated as of April 29, 2008 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) to the Secured Party: GLOBAL EMPLOYMENT SOLUTIONS, INC., a Colorado corporation (“Global”), EXCELL PERSONNEL SERVICES CORPORATION, an Illinois corporation (“Excell”), FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC., a New York corporation (“Friendly”), TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michaels & Associates, Inc. and successor by merger to Temporary Placement Service, Inc., a Georgia corporation (“TPS”), SOUTHEASTERN STAFFING, INC., a Florida corporation (“Southeastern”), SOUTHEASTERN PERSONNEL MANAGEMENT, INC., a Florida corporation (“SPM”), MAIN LINE PERSONNEL SERVICES, INC., a Pennsylvania corporation (“Main Line”), BAY HR, INC., a Florida corporation (“BHR”), SOUTHEASTERN GEORGIA HR, INC., a Georgia corporation (“SGHR”), SOUTHEASTERN STAFFING II, INC., a Florida corporation (“SEII”), SOUTHEASTERN STAFFING III, INC., a Florida corporation (“SEIII”), SOUTHEASTERN STAFFING IV, INC., a Florida corporation (“SEIV”), SOUTHEASTERN STAFFING V, INC., a Florida corporation (“SEV”), SOUTHEASTERN STAFFING VI, INC., a Florida corporation (“SEVI”), and KEYSTONE ALLIANCE, INC., a Florida corporation (“Keystone”) (Global, Excell, Friendly, TPS, Southeastern, SPM, Main Line, BHR, SGHR, SEII, SEIII, SEIV, SEV, SEVI, and Keystone are each referred to herein as a “Borrower” and collectively as the “Borrowers”).
As a condition to extending credit to the Borrowers, the Secured Party has required that the Debtor execute this agreement to evidence the security interest granted to the Secured Party in any copyrights or copyright applications not expressly covered by other security agreements.
ACCORDINGLY, in consideration of the agreements of the Secured Party set forth in the Credit Agreement, the Debtor hereby agrees as follows:

1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement. In addition, the following terms have the meanings set forth below:
“Copyrights” means all of the Debtor’s right, title and interest in and to all copyrightable works and all copyrights of the Debtor and licenses thereunder, whether presently existing or hereafter arising, including but not limited to the registered copyrights, applications to register copyrights, and unregistered works (if any) listed on Schedule A.
“Event of Default” means (i) an Event of Default, as defined in the Guaranty, the Credit Agreement or any other credit agreement or security agreement now in existence or hereafter entered into by any Borrower or the Debtor, or (ii) any breach by the Debtor of any of its obligations under this Agreement.
2. Security Interest. In order to secure the Indebtedness (as defined in the Guaranty), the Debtor hereby confirms and acknowledges that it has granted and created (and, to the extent not previously granted under the Security Agreement dated as of the date hereof by the Debtor in favor of the Secured Party (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), does hereby irrevocably grant and create) a security interest, with power of sale to the extent permitted by law, in the Copyrights. This security interest is in any and all rights of Debtor that may exist or hereafter arise under any copyright law now or hereinafter in effect in the United States of America or in any other country.
3. Representations and Warranties. The Debtor represents and warrants that (a) the Debtor owns each of the works and rights listed in Schedule A, free and clear of any Lien other than Permitted Liens, and (b) the Copyrights listed in Schedule A include all copyrightable works owned or controlled by the Debtor as of the effective date hereof, excluding immaterial copyrights.
4. Satisfaction. Upon full payment or satisfaction of the Indebtedness (as defined in the Guaranty) and termination of any credit facilities extended to the Borrowers by the Secured Party, this Agreement, and the rights granted hereunder to the Secured Party, shall be terminated upon demand by a written termination statement to the effect that the Secured Party no longer claims a security interest under this Agreement.
5. Administration of Copyrights. Prior to the occurrence of an Event of Default, the Debtor may control and manage the Copyrights, including the right to make and distribute copies of the works covered thereby, and may receive and use the income, revenue, profits, and royalties that arise from the use of the Copyrights and any licenses thereunder, in the same manner and to the same extent as if this Agreement had not been entered into. The Debtor shall give the Secured Party prompt notice of any change in the status of said Copyrights or the Debtor’s rights thereunder.
6. Protection of Copyrights. The Debtor covenants that it will at its own expense protect, defend and maintain the Copyrights to the extent reasonably advisable in its business, and if the Debtor fails to do so, the Secured Party may (but shall have no obligation to) do so in the Debtor’s name or in the Secured Party’s name, but at the Debtor’s expense, and the Debtor shall reimburse the Secured Party in full for all expenses, including reasonable attorney’s fees incurred by the Secured Party in protecting, defending and maintaining the Copyrights. The Debtor further covenants that it will give notice to the Secured Party sufficient to allow the Secured Party to timely carry out the provisions of this paragraph.

7. Remedies. Upon the occurrence of an Event of Default, the Secured Party may, at its option, exercise any one or more of the following remedies: (a) exercise all rights and remedies available under the UCC, or under any applicable law; (b) sell, assign, transfer, pledge, encumber or otherwise dispose of any Copyright; (c) enforce any Copyright, and any licenses thereunder; and (d) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Copyrights, against the Debtor or against any other person or property. Upon the exercise of any remedy by the Secured Party hereunder, the Debtor shall be deemed to have waived all of its rights provided in 17 U.S.C. § 106A or any other “moral rights of authors.” If the Secured Party shall exercise any remedy under this Agreement, the Debtor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents required by the Secured Party in aid of thereof. For the purposes of this paragraph, the Debtor appoints the Secured Party as its attorney with the right, but not the duty, to endorse such Debtor’s name on all applications, documents, papers and instruments necessary for the Secured Party to (i) act in its own name or enforce or use the Copyrights, (ii) grant or issue any exclusive or non-exclusive licenses under the Copyrights to any third party, and/or (iii) sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of any Copyright. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until satisfaction of this Agreement in accordance with paragraph 4. The Debtor shall reimburse the Secured Party for all reasonable attorney’s fees and expenses of all types incurred by the Secured Party, or its counsel, in connection with the exercise of the rights of the Secured Party under this Agreement, together with interest thereon from the date or dates the same were incurred at the Default Rate.
8. General Rights and Obligations. Except as expressly set forth herein, the rights and obligations of the Debtor and the Secured Party with respect to the Copyrights shall in all respects be governed by the Guaranty and the Security Agreement, the terms of which are incorporated as fully as if set forth at length herein.
IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date first above-written.

GLOBAL EMPLOYMENT HOLDINGS, INC.
By:	/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach
Its: Chief Finacial Officer

STATE OF COLORADO	)
) ss
CITY AND COUNTY OF DENVER	)
The foregoing instrument was acknowledged before me this  _____  day of April, 2008, by Daniel T. Hollenbach, the Chief Financial Officer of Global Employment Holdings, Inc., on behalf of the corporation.
My commission expires:

Notary Public

Schedule A
Registrations

Title	Copyright Year	Copyright Number

NONE
Applications

Title	Copyright Year

NONE

A-1